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                                                                    Exhibit 10.1


                                 April 29, 2001

Vertex Pharmaceuticals Incorporated
130 Waverly Street
Cambridge, MA 02139

Re:      Stockholder Agreement

Gentlemen:

         The undersigned (the "Stockholder") owns of record and beneficially the number of shares (the "Shares") of common stock of Aurora Biosciences Corporation, a Delaware corporation ("Target"), as set forth below. It is contemplated that Target, Vertex Pharmaceuticals Incorporated, a Massachusetts corporation ("Acquiror") and Ahab Acquisition Sub, Inc., a Delaware corporation and a newly organized wholly owned subsidiary of Acquiror ("Merger Sub"), will enter into an Agreement and Plan of Merger (the "Agreement") with respect to the merger (the "Merger") of Merger Sub with and into Target. Pursuant to the Merger, each outstanding share of Target common stock will be converted into the right to receive shares of Acquiror's common stock, all as more specifically provided in the Agreement. The Stockholder wishes to facilitate the proposed Merger and acknowledges that the proposed Merger will benefit the Stockholder.

         In consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Stockholder agrees as follows:

         1. STANDSTILL. Except in connection with the Merger, the Stockholder agrees that, until the earlier of the Effective Time (as defined in the Agreement), or the termination of the Agreement in accordance with its terms, Stockholder shall not offer, sell, contract to sell, transfer or otherwise dispose of, or grant any option to purchase, or convert, any of the Shares. The restrictions on transfer contained in this Paragraph 1 shall not apply to transfers by the Stockholder (i) to the Stockholder's spouse, children or other member of the Stockholder's immediate family, or a trust for the benefit of such persons, (ii) to the trustee or trustees of a trust revocable solely by the Stockholder, (iii) to the Stockholder's guardian or conservator, or (iv) in the event of the Stockholder's death, to the Stockholder's executor(s), administrator(s) or trustee(s) under the Stockholder's will (collectively, the "Permitted Transferees"); provided, however, that in any such event the Shares so transferred in the hands of each such Permitted Transferee shall remain subject to the provisions of this Agreement, and each such Permitted Transferee shall so acknowledge in writing as a condition precedent to the effectiveness of such transfer. As security for the Stockholder's obligations under this paragraph, the Stockholder hereby assigns to and grants to Acquiror a lien upon and a security interest in the Shares.

         2.       PROXY.

         (a) As further security for the Stockholder's obligations under paragraph 1, the Stockholder hereby (i) revokes any previous proxies relating to the Shares and (ii) irrevocably appoints, Joshua Boger, Chairman and Chief Executive Officer of Acquiror, Vicki Sato, President of Acquiror, and Sarah Cecil, Corporate Counsel of the Acquiror, and each of them, attorneys and proxies, with power of substitution in each of them, of the Stockholder to (w) attend any and all meetings (and at all adjournments, continuations or postponements, thereof) (the "Meeting(s)") of the stockholders of Target at which the Merger is presented for approval of such stockholders, (x) represent the Stockholder at any such Meeting(s), (y) vote the Shares in favor of the Merger on the terms set forth in the Agreement as executed (with such changes as are not material to the rights of the Stockholder in the Merger) at any such Meeting(s) and to vote the Shares in favor of other matters in connection therewith, and (z) otherwise act for the Stockholder in the same manner and with the same effect as if the Stockholder were personally present at such Meeting(s) and voting the Shares or personally acting on any matters in connection with the Merger submitted to the stockholders of Target for approval or consent (including executing waivers and consents in connection with the Merger). Joshua Boger, Vicki Sato and Sarah Cecil hereby agree that they shall vote the Shares at any such Meeting(s) in favor of the Merger on the terms set forth in the Agreement as executed (with such changes as are not material to the rights of the Stockholder in the Merger), and with respect to other matters in connection therewith, provided, however, that the Acquiror's conditions to closing set forth in the Agreement have been satisfied.

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         (b)      The Stockholder authorizes such proxies to substitute any
other person or persons to act hereunder, to revoke any such substitution and to file this proxy and any such substitution or revocation with the Secretary of Target.

         (c) THIS PROXY IS IRREVOCABLE AND COUPLED WITH AN INTEREST AND SHALL TERMINATE ON THE EARLIER OF THE EFFECTIVE TIME OR THE TERMINATION OF THE AGREEMENT PURSUANT TO THE TERMS THEREOF.

         3. REPRESENTATIONS AND WARRANTIES BY STOCKHOLDER. The Stockholder represents and warrants to Acquiror that:

         (a) the Stockholder has all necessary power and authority to execute this letter agreement including the proxy appointment contained herein;

         (b) this letter agreement and proxy has been duly executed and delivered by the Stockholder and constitutes a valid and binding agreement of the Stockholder, enforceable in accordance with its terms; and

         (c) neither the execution nor delivery of this letter agreement and proxy by the Stockholder will (i) require the consent, waiver, approval, license or authorization, or any filing with, any person or public authority,
(ii) with or without the giving of notice or the lapse of time, or both, conflict with or constitute a violation of, or default under, or give rise to any right of acceleration under any indenture, contract, commitment, agreement, arrangement or other instrument of any kind to which the Stockholder is a party or by which the Stockholder is bound, or (iii) violate any applicable law, rule, regulation, judgment, order or degree of any governmental instrumentality or court having jurisdiction over the Stockholder.

         4.       MISCELLANEOUS.

         (a) The Stockholder will not take any action that would prevent or frustrate Acquiror's rights under the Agreement.

         (b) The Stockholder acknowledges receipt of the Acquiror's Annual Report on Form 10-K for the year ended December 31, 2000.



           [The remainder of this page is intentionally left blank.]

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         IN WITNESS WHEREOF, the Stockholder has executed this agreement and proxy as of the date and year first above written.

                                    STOCKHOLDER:

                                    (Individual)

                                    /s/ Stuart J.M. Collinson
                                    --------------------------------------------
                                    Print Name: Stuart J.M. Collinson Ph.D.
                                                --------------------------------


                                    (Entity)


                                    --------------------------------------------
                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                    Number of Shares of
                                    Common Stock    3,453
                                                --------------------------------


The undersigned hereby acknowledges their obligation to vote the Shares at any Meeting(s) in favor of the Merger as provided in Section 2(a) hereof.


/s/ Joshua Boger
------------------------------
Joshua Boger

/s/ Vicki Sato
------------------------------
Vicki Sato

/s/ Sarah Cecil
------------------------------
Sarah Cecil

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                     Schedule of Other Stockholders Signing
                       This Form of Stockholder Agreement


Timothy J. Wollaeger
Wendell Wierenga
Roy A. Whitfield
Harry Stylli
Hugh Y. Rienhoff, Jr.
John Pashkowsky
Paul A. Negulescu
John D. Mendlein
Christopher W. Krueger
Thomas G. Klopack
Ralph Kauten
The Kauten Family LLC
James C. Blair